SUPPLEMENT TO PROSPECTUS

         This Supplement is filed pursuant to Rule 497 (d) with regard to all Corporate Income Funds, Municipal Investment Trust Funds, and Government Securities Income Funds.

The text of the supplement is as follows:

                         Supplement dated March 21, 2001
                        To Prospectuses of all Series of
           Corporate Income Fund, Municipal Investment Trust Fund, and
                        Government Securities Income Fund
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To the extent PaineWebber Incorporated is listed as a Sponsor, the name
"PaineWebber Incorporated" should be changed to "UBS PaineWebber Inc. (an indirect subsidiary of UBS AG and an affiliate of UBS Warburg LLC)."